UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

CommerceTel Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

8929 Aero Drive, Suite E
San Diego, CA 92123
(Address of principal executive offices) (zip code)

(866) 622-4261
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On July 22, 2011, the Board of Directors of CommerceTel Corporation (the “Company”) appointed Matthew K. Szot to be its Chief Financial Officer.

Since 2007, Mr. Szot has been the Chief Financial Officer of Cardiff Partners LLC, a financial and business advisory firm that provides executive financial services to various publicly traded and privately held companies.  Since March 2010, he has served as the Chief Financial Officer of S&W Seed Company (NASDAQ: SANW) a leading provider of proprietary alfalfa seed varieties as well as commercial grower of stevia in the U.S.  From June 2009 to October 2010, Mr. Szot served as Chief Financial Officer of Trans-Pacific Aerospace Company, Inc. and from January 2009 to September 2010, served as Chief Financial Officer of MMEX Mining Corporation.  From 2003 to 2006, Mr. Szot served as Chief Financial Officer and Secretary of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products.  From 1996 to 2003, Mr. Szot was a Certified Public Accountant with KPMG in the San Diego and Chicago offices and served as an Audit Manager for various publicly traded companies.  Mr. Szot graduated with High Honors from the University of Illinois, Champaign-Urbana, with a Bachelor of Science degree in Agricultural Economics/Accountancy. Mr. Szot is a Certified Public Accountant in the State of California.

Mr. Szot’s services are being made available to us on an independent consultant basis under the terms of a Support Services Agreement with Cardiff Partners, LLC.  The initial term of the agreement is three months and is automatically extended for two month periods unless the agreement is terminated by either party upon 30 days prior written notice.  Cardiff Partners, LLC will be paid an hourly fee of $150.  Mr. Szot will spend as much time performing his services for the Company as is reasonable necessary.  His services are not exclusive to the Company and he will continue to perform services for his other clients.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

10.1           Support Services Agreement dated July 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCETEL CORPORATION

July 26, 2011	By:	/s/ Matthew K. Szot Chief Financial Officer